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                                ING MUTUAL FUNDS
                                ING Russia Fund

                       Supplement dated December 1, 2005
                     to the Class A, Class B, Class C, and
                              Class M Prospectus,
                              dated March 1, 2005


The second paragraph of the subsection entitled "ING Russia Fund" under the section entitled "Management of the Funds - Sub-Adviser" beginning on page 35 of the Prospectus is deleted in its entirety and replaced with the following:

      Bernard Mignon has served as a member of the portfolio management team that manages ING Russia Fund since June 2005. Mr. Mignon joined ING Investment Management in 1998 (first in Brussels, then in The Hague). Prior to his current position as Senior Investment Manager in the Emerging Markets team, Mr. Bernard was Senior Investment Manager of another team, the Global Energy and Materials Equities.


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